                                             UAM Funds
                                             Funds for the Informed Investor(SM)



TS&W International Octagon Portfolio
Semi-Annual Report                                              October 31, 2000




                                                                   [LOGO OF UAM]

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO
                                            OCTOBER 31, 2000 (Unaudited)

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ...................................................     1

Portfolio of Investments ...............................................     4

Statement of Assets and Liabilities ....................................     8

Statement of Operations ................................................     9

Statement of Changes in Net Assets .....................................    10

Financial Highlights ...................................................    11

Notes to Financial Statements ..........................................    12

--------------------------------------------------------------------------------

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

October 31, 2000

Dear Shareholders:

We are pleased to provide you with our semi-annual report for the period ended October 31, 2000 on the UAM International Octagon Portfolio managed by Thompson, Siegel & Walmsley, Inc. (TS&W).

The TSW International Octagon portfolio had total net assets of $11,250,472 on October 31, 2000. Over the last twelve months the TSW International Octagon Portfolio returned 0.64% versus the MSCI EAFE Index. For the six-month period ending October 31, EAFE fell 9.01%, while the fund fell by 14.71%.

In Europe, rising oil prices together with a weakening Euro have led to increasing fears of imported inflation. With headline inflationary pressures now rising above the targeted 2% limit in core Europe, the European Central Bank has followed an increasingly hawkish stance with the most recent rate hike raising the short term repo rate to 4.75%. The combination of a slowing global economy, a bottoming of the Euro versus the Dollar, and signs that the European economy is also starting to slow, should lead to an increasing perception that we are approaching the top of the interest rate cycle.

In Japan, the market has been less concerned with the direction of interest rates and oil prices and rather is looking for signs that both the government and the corporate sectors are making progress on restructuring and deregulation. There are growing signs particularly in the corporate sector of that old style bureaucracies are being dismantled with more emphasis being placed on shareholder value and internal profitability targets. On the other hand continued government intervention in failing sectors of the economy such as real estate and construction, has led to complacency and the artificial support of unviable industries. With a large proportion of the domestic economy still showing anemic growth or no growth, the better performing corporations are concentrated in the high growth export related sectors concentrated around the electronics and technology industries. We are likely to remain under-weight in Japan until there is more evidence that corporate restructuring and government reforms are leading to a sustainable improvement in both the economic outlook and levels of corporate profitability.

Overall, we believe that we are approaching the peak of the interest rate cycle in both Europe and the U.S. We remain over-weight in technology and telecommunications where the recent under-performance has lead to quality companies in these sectors trading at levels well below their long-term intrinsic value.

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

Despite the recent volatility in global stock markets we believe that we are close to a turning point in terms of investor sentiment. While economic growth is slowing we feel that an outright recession is still a low probability. Slowing growth brings with it an eventual fall in interest rates and enhanced visibility for the long-term investor. We continue to look for quality companies trading at significant discounts to their intrinsic value based on our long-term fundamental outlook.

Respectfully Submitted,



/s/ Matthew G. Thompson

Matthew G. Thompson, CFA

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

                       Definition of the Comparative Index
                       -----------------------------------

Morgan Stanley Capital International EAFE Index is an unmanaged index comprised of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO
                                            OCTOBER 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FOREIGN COMMON STOCKS - 80.4%

                                                          Shares        Value
                                                        ----------    ----------
BRAZIL -- 2.5%
   Embratel Participacoes ADR ..................           8,900      $  144,069
   Tele Norte Leste Participacoes ADR ..........           5,998         132,706
                                                                      ----------
                                                                         276,775
                                                                      ----------
FINLAND -- 1.4%
   Metsa Serla Oyj, Cl B .......................          24,500         153,670
                                                                      ----------
FRANCE -- 9.6%
   Alstom ......................................           9,904         217,421
   Aventis .....................................           2,195         158,141
   Lagardere SCA ...............................           3,480         197,331
   Pechiney, Cl A ..............................           4,671         174,202
   Renault .....................................           4,594         228,181
   SCOR ........................................           2,329         106,994
                                                                      ----------
                                                                       1,082,270
                                                                      ----------
GERMANY -- 4.9%
   Adidas-Salomon ..............................           3,300         151,742
   Dresdner Bank ...............................           5,300         219,897
   EON .........................................           3,500         177,699
                                                                      ----------
                                                                         549,338
                                                                      ----------
GREECE -- 0.0%
   Hellenic Telecommunications Organization ....               1              17
   Sarantis ....................................               1               6
                                                                      ----------
                                                                              23
                                                                      ----------
HONG KONG -- 10.4%
   Bank of East Asia ...........................          95,000         214,993
   Cheung Kong Holdings ........................          19,000         210,120
   China Mobile* ...............................          34,500         222,285
   Guoco Group .................................          75,000         187,522
   Li & Fung ...................................          94,000         174,764
   Wing Hang Bank ..............................          52,000         158,685
                                                                      ----------
                                                                       1,168,369
                                                                      ----------
ISRAEL -- 1.0%
   ECI Telecom .................................           4,700         111,037
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO
                                            OCTOBER 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS - continued

                                                          Shares        Value
                                                        ----------    ----------
JAPAN -- 10.5%
   Fuji Heavy Industries .......................          26,000      $  180,969
   Hitachi .....................................          15,200         162,872
   NEC .........................................          10,000         190,494
   Nippon Broadcasting Systems .................           3,000         168,147
   Nippon Telegraph & Telephone ................              22         200,073
   Nomura Securities ...........................           7,000         148,411
   Orix ........................................           1,300         136,322
                                                                      ----------
                                                                       1,187,288
                                                                      ----------
MEXICO -- 3.2%
   Grupo Financiero Banamex Accival, Ser O .....         146,400         227,314
   Grupo Televisa GDR* .........................           2,500         135,313
                                                                      ----------
                                                                         362,627
                                                                      ----------
NETHERLANDS -- 10.8%
   Akzo Nobel ..................................           4,640         210,998
   Getronics ...................................          15,900         178,568
   ING Groep ...................................           2,400         164,611
   PinkRoccade .................................           2,800         155,450
   Unique International ........................           9,200         187,150
   United Pan-Europe Communications ............           8,900         155,776
   Vedior ......................................          10,800         160,654
                                                                      ----------
                                                                       1,213,207
                                                                      ----------
SINGAPORE -- 1.7%
   United Overseas Bank ........................          26,212         194,108
                                                                      ----------
SOUTH KOREA -- 4.6%
   Kookmin Credit Card* ........................           8,920         194,476
   Samsung Electronics GDR .....................           2,800         207,200
   SK Telecom ADR ..............................           4,800         120,300
                                                                      ----------
                                                                         521,976
                                                                      ----------
SPAIN -- 3.9%
   Mapfre Internacional de Rease* ..............          12,000         211,052
   Telefonica* .................................          11,749         223,766
                                                                      ----------
                                                                         434,818
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO
                                            OCTOBER 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS - continued

                                                          Shares        Value
                                                        ----------    ----------
SWEDEN -- 5.2%
   Autoliv ADR ...................................         10,800    $   236,048
   Investor ......................................         14,800        194,970
   LM Ericsson ADR ...............................         11,300        156,788
                                                                     -----------
                                                                         587,806
                                                                     -----------
UNITED KINGDOM -- 10.7%
   Amvescap ......................................          7,200        161,009
   AstraZeneca ...................................          3,200        149,996
   BAE Systems ...................................         37,100        210,912
   Colt Telecom Group ............................          6,500        207,650
   Invensys ......................................         74,400        177,720
   Misys .........................................          8,100         84,451
   Vodafone Group ................................         50,169        208,899
                                                                     -----------
                                                                       1,200,637
                                                                     -----------
   TOTAL FOREIGN COMMON STOCKS
      (Cost $9,141,165) ..........................                     9,043,949
                                                                     -----------
 FOREIGN PREFERRED STOCK -- 1.4%
AUSTRALIA -- 1.4%
   News (Cost $91,800) ...........................          4,300        155,606
                                                                     -----------
   TOTAL INVESTMENTS -- 81.8%
      (Cost $9,232,965) (a) ......................                     9,199,555
                                                                     -----------
   OTHER ASSETS AND LIABILITIES, NET -- 18.2% ....                     2,050,917
                                                                     -----------
   TOTAL NET ASSETS -- 100.0% ....................                   $11,250,472
                                                                     ===========

  *  Non-Income Producing Security
 Cl  Class
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
Ser  Series
(a) The cost for federal income tax purposes was $9,232,965. At October 31, 2000, net unrealized depreciation for all securities based on tax cost was $33,410. This consisted of aggregate gross unrealized appreciation for all securities of $922,935, and aggregate gross unrealized depreciation for all securities of $956,345.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO
                                            OCTOBER 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

At October 31, 2000 sector diversification of the Portfolio was as follows:

                                                           % of
                                                            Net
Sector Diversification                                    Assets         Value
----------------------                                   --------      ---------

Aerospace & Defense .............................           1.9%     $   210,912
Automotive ......................................           5.7          645,198
Banks ...........................................           9.0        1,014,996
Broadcasting, Newspapers & Advertising ..........           4.5          500,791
Chemicals .......................................           1.9          210,998
Computers & Services ............................           3.7          418,469
Consumer Services ...............................           4.5          508,819
Diversified Operations ..........................           4.8          542,941
Electrical Components & Equipment ...............           5.0          560,566
Financial Services ..............................           4.3          479,209
Insurance .......................................           4.3          482,657
Investment Companies ............................           1.7          194,970
Machinery .......................................           1.9          217,421
Medical Products & Services .....................           2.7          308,137
Metals ..........................................           1.5          174,202
Paper & Paper Products ..........................           1.4          153,670
Real Estate .....................................           1.9          210,120
Retail ..........................................           1.3          151,742
Telephones & Telecommunications .................          16.7        1,883,367
Wholesale .......................................           1.7          174,764
                                                        -------      -----------
Total Foreign Common Stocks .....................          80.4        9,043,949
Foreign Preferred Stock .........................           1.4          155,606
                                                        -------      -----------
Total Investments ...............................          81.8        9,199,555
Other Assets and Liabilities, Net ...............          18.2        2,050,917
                                                        -------      -----------
Net Assets ......................................         100.0%      11,250,472
                                                        =======      ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO
                                            OCTOBER 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost .........................................     $  9,232,965
                                                                   ============
Investments, at Value -- Note A ..............................     $  9,199,555
Receivable for Portfolio Shares Sold .........................        1,803,363
Receivable for Investments Sold ..............................        1,256,930
Foreign Withholding Tax Reclaim Receivable ...................           72,250
Receivable from Advisor -- Note B ............................           13,331
Dividends Receivable .........................................            5,586
                                                                   ------------
   Total Assets ..............................................       12,351,015
                                                                   ------------
Liabilities
Payable to Custodian Bank (Cost $782,458) -- Note D ..........          782,505
Payable for Investments Purchased ............................          223,827
Payable for Custodian Fees -- Note D .........................           62,886
Payable for Administrative Fees -- Note C ....................           12,902
Other Liabilities ............................................           18,423
                                                                   ------------
   Total Liabilities .........................................        1,100,543
                                                                   ------------
Net Assets ...................................................     $ 11,250,472
                                                                   ============
Net Assets Consist of:
Paid in Capital ..............................................       12,130,150
Undistributed Net Investment Loss ............................         (278,527)
Accumulated Net Realized Loss ................................         (553,802)
Unrealized Depreciation ......................................          (47,349)
                                                                   ------------
Net Assets ...................................................     $ 11,250,472
                                                                   ============
Institutional Class Shares
Shares Issued and Outstanding (unlimited
    authorization, no par value) .............................        1,066,794

Net Asset Value, Offering and Redemption Price Per Share .....           $10.55
                                                                         ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO
                                            OCTOBER 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS


Investment Income
Dividends ......................................................................   $   399,912
Interest .......................................................................        62,715
Less: Foreign Taxes Withheld ...................................................          (566)
                                                                                   -----------
   Total Income ................................................................       462,061
                                                                                   -----------
Expenses
Investment Advisory Fees -- Note B .............................................       180,518
Administrative Fees -- Note C ..................................................        67,804
Custodian Fees -- Note D .......................................................        57,195
Printing Fees ..................................................................        12,635
Shareholder Servicing Fees -- Note G ...........................................        10,155
Filing and Registration Fees ...................................................         9,511
Audit Fees .....................................................................         7,763
Trustees' Fees -- Note F .......................................................         1,663
Other Expenses .................................................................        14,917
Investment Advisory Fees Waived -- Note B ......................................       (58,112)
                                                                                   -----------
   Net Expenses Before Expense Offset ..........................................       304,049
                                                                                   -----------
Expense Offset -- Note A .......................................................           (52)
                                                                                   -----------
   Net Expenses After Expense Offset ...........................................       303,997
                                                                                   -----------
Net Investment Income ..........................................................       158,064
                                                                                   -----------
Net Realized Gain (Loss) on:
   Investments .................................................................     5,897,361
   Foreign Currency Transactions ...............................................      (380,758)
                                                                                   -----------
Total Net Realized Gain on Investments and Foreign Currency Transactions .......     5,516,603
                                                                                   -----------
Net Change in Unrealized Appreciation (Depreciation) on:
   Investments .................................................................    (7,532,631)
   Foreign Currency Transactions ...............................................         6,937
                                                                                   -----------
Total Net Change in Unrealized Appreciation (Depreciation) .....................    (7,525,694)
                                                                                   -----------
Net Loss on Investments and Foreign Currency ...................................    (2,009,091)
                                                                                   -----------
Net Decrease in Net Assets Resulting From Operations ...........................   $(1,851,027)
                                                                                   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                       Six Months           Year
                                                                          Ended            Ended
                                                                    October 31, 2000      April 30,
                                                                       (Unaudited)          2000
                                                                    ----------------    ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ..........................................   $    158,064      $    104,901
   Net Realized Gain ..............................................      5,516,603         9,160,349
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency Transactions .............     (7,525,694)        4,104,062
                                                                      ------------      ------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations ....................................     (1,851,027)       13,369,312
                                                                      ------------      ------------
Distributions:
   Net Investment Income ..........................................             --          (536,059)
   In Excess of Net Investment Income .............................             --          (440,728)
                                                                      ------------      ------------
   Total Distributions ............................................             --          (976,787)
                                                                      ------------      ------------
Capital Share Transactions (1):
   Issued .........................................................     22,745,117        41,495,194
   In Lieu of Cash Distributions ..................................             --           886,286
   Redeemed .......................................................    (70,842,826)      (66,627,410)
                                                                      ------------      ------------
   Net Decrease from Capital Share Transactions ...................    (48,097,709)      (24,245,930)
                                                                      ------------      ------------
     Total Decrease ...............................................    (49,948,736)      (11,853,405)
                                                                      ------------      ------------
Net Assets:
   Beginning of Period ............................................     61,199,208        73,052,613
                                                                      ------------      ------------
   End of Period (including undistributed net investment
     loss of $(278,527) and $(55,833), respectively) ..............   $ 11,250,472      $ 61,199,208
                                                                      ============      ============
(1) Shares Issued and Redeemed:
   Issued .........................................................      1,977,726         3,597,944
   In Lieu of Cash Distributions ..................................             --            74,975
   Redeemed .......................................................     (5,859,759)       (5,890,866)
                                                                      ------------      ------------
   Net Decrease from Shares Issued and Redeemed ...................     (3,882,033)       (2,217,947)
                                                                      ============      ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                             Selected Per Share Data & Ratios
                                                               For a Share Outstanding Throughout Each Period
                                     ------------------------------------------------------------------------
                                       Six Months                                                January 2,
                                         Ended                                                    1997***
                                       October 31,               Year Ended April 30,                to
                                         2000           -----------------------------------       April 30,
                                      (Unaudited)         2000          1999         1998           1997
                                     --------------     --------      --------     --------    --------------
Net Asset Value,
   Beginning of Period ..........       $  12.37        $  10.19      $  11.85      $  10.17      $  10.00
                                        --------        --------      --------      --------      --------
Income from Investment Operations
   Net Investment Income ........           0.11            0.01          0.11          0.10          0.06
   Net Realized and
     Unrealized Gain (Loss) .....          (1.93)           2.34         (1.49)         1.82          0.11++
                                        --------        --------      --------      --------      --------
   Total from Investment
     Operations .................          (1.82)           2.35         (1.38)         1.92          0.17
                                        --------        --------      --------      --------      --------
Distributions
   Net Investment Income ........             --           (0.09)        (0.08)        (0.09)           --
   In Excess of
     Net Investment Income ......             --           (0.08)           --            --            --
   Net Realized Gain ............             --              --         (0.20)        (0.15)           --
                                        --------        --------      --------      --------      --------
   Total Distributions ..........             --           (0.17)        (0.28)        (0.24)           --
                                        --------        --------      --------      --------      --------
Net Asset Value, End of
     Period .....................       $  10.55        $  12.37      $  10.19      $  11.85      $  10.17
                                        ========        ========      ========      ========      ========
Total Return+ ...................         (14.71)%**       12.12%       (11.51)%       19.19%         1.70%**
                                        ========        ========      ========      ========      ========
Ratios and Supplemental Data
Net Assets, End of Period
     (Thousands) ................       $ 11,250        $ 61,199      $ 73,053      $113,033      $ 35,833
Ratio of Expenses to Average
     Net Assets .................           1.68%*          1.61%         1.54%         1.49%         1.75%*
Ratio of Net Investment
     Income to Average
     Net Assets .................           0.87%*          0.26%         0.97%         1.23%         3.67%*
Portfolio Turnover Rate .........             33%             92%          108%           39%            7%

  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The TS&W International Octagon Portfolio (the "Portfolio"), formerly Jacobs International Octagon Portfolio, a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At October 31, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide long-term capital appreciation by investing in equity securities of companies in developed and emerging markets.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid quoted on such day. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based on the bid price of the foreign currency against U.S. dollars quoted by a pricing vendor. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

         2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         The Portfolio may be subject to taxes imposed by countries in which it

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

     invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes receivable recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

         5. Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts to hedge the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

         6. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

         Permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, TS&W Asset Management (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.75% of average daily net assets. Old Mutual, Plc. gained control of United Asset Management on Sept. 26, 2000.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

     For the period ended October 31, 2000, the Administrator was paid $67,804, of which $23,059 was paid to SEI for their services, $12,562 to DST for their services, and $14,591 to UAMSSC for their services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

     G. Shareholder Servicing Fees: Certain brokers, dealers, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     H. Purchases and Sales: For the six months ended October 31, 2000, the Portfolio made purchases of $10,384,515 and sales of $57,773,103 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

     I. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended October 31, 2000, The Portfolio had no borrowings under the agreement.

     J. Other: At October 31, 2000, 23% of total shares outstanding were held by 2 record shareholders owning 10% or greater of the aggregate total shares outstanding.

     At October 31, 2000, the net assets of the Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     At April 30, 2000, the Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $6,385,172 which will expire on April 30, 2007.

     On September 13, 2000, the Board of Trustees of UAM Funds, Trust approved the liquidation of TS&W International Octagon Portfolio pending shareholder approval at a special meeting of Shareholders to be held on January 10, 2001.

UAM FUNDS                                   TS&W INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

Officers and Trustees

James F. Orr, III                              William H. Park
Trustee, President and Chairman                Vice President

John T. Bennett, Jr.                           Gary L. French
Trustee                                        Treasurer

Nancy J. Dunn                                  Robert J. Della Croce
Trustee                                        Assistant Treasurer

Philip D. English                              Linda T. Gibson, Esq.
Trustee                                        Secretary

William A. Humenuk                             Martin J. Wolin, Esq.
Trustee                                        Assistant Secretary

James P. Pappas                                Theresa DelVecchio
Vice President                                 Assistant Secretary
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Thompson, Siegel & Walmsley, Inc.
500 Monument Avenue
Richmond, VA 23230-0883

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110




                                               ---------------------------------
                                               This report has been prepared for
                                               shareholders and may be
                                               distributed to others only if
                                               preceded or accompanied by a
                                               current prospectus.
                                               ---------------------------------

                              [LOGO OF UAM FUNDS]

Supplement dated October 27, 2000, to the Annual Report of the Financials for the TS&W International Octagon Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On October 27, 2000, there was a Special Meeting of Shareholders of the Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                       For:    Against: Abstain:
                                                    ---------- -------- --------
1.To elect the Trustees/Directors.
  01) John T. Bennett, Jr. ........................ 19,010,168     --   451,579
  02) Nancy J. Dunn................................ 19,032,354     --   429,393
  03) William A. Humenuk........................... 19,032,469     --   429,278
  04) Philip D. English............................ 19,032,469     --   429,278
  05) James F. Orr, III............................ 19,030,371     --   431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                     1,559,064  18,032    6,146

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:...............  1,569,389     261   13,592
  b) Borrowing:....................................  1,569,389     261   13,592
  c) Issuing of Senior Securities:.................  1,568,911     740   13,591
  d) Underwriting:.................................  1,568,911     740   13,591
  e) Industry Concentration:.......................  1,569,389     740   13,592
  f) Investment in Real Estate:....................  1,569,389     261   13,592
  g) Commodities:..................................  1,569,389     261   13,592
  h) Lending:......................................  1,568,911     740   13,591
  i) Illiquid Securities:..........................  1,569,389     261   13,592
  j) Control or Management:........................  1,569,389     261   13,592
  k) Unseasoned Issuers:...........................  1,569,389     261   13,592
  l) Borrowing exceeding 5%:.......................  1,569,389     261   13,592
  m) Pledging:.....................................  1,569,389     261   13,592
  n) Margin Purchases and Short Sales:.............  1,569,389     261   13,592

                                                      For:    Against: Abstain:
                                                    --------- -------- --------
  o) Directors' Ownership of Shares:............... 1,569,389    261    13,592
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:.......... 1,569,389    261    13,592
  q) Futures and Options:.......................... 1,569,389    261    13,592

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                    1,842,328    682     5,988

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                    1,840,339  2,671     5,988

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.

                                                    1,839,044  2,670     7,284

                                                            [LOGO OF UAM FUNDS]